                                                  EXHIBIT 10.02

                        SECOND AMENDMENT
                     TO EMPLOYMENT AGREEMENT
                      DATED MARCH 25, 1993



     Reference is made to the Executive Employment Agreement dated as of March 25, 1993 (the Agreement) by and between J. Baker, Inc. and Jerry M. Socol. Pursuant to paragraph 19 of the Agreement and in order to further amend certain provisions of the Agreement, the Agreement is hereby further amended as follows:


     1. Paragraph 6 of the Agreement is hereby amended by deleting the phrase "ending on April 1, 1996" in the fifth line thereof and inserting in its place the phrase "ending on April 1, 1997".

     2. All other terms of the Agreement shall remain unchanged and continue in full force and effect.



J. BAKER, INC.




/s/ Sherman N. Baker                       July 14, 1995
---------------------------              ---------------
By:  Sherman N. Baker                          Date
     Chairman of the Board




/s/ Jerry M. Socol                         July 14, 1995
---------------------------              ---------------
     Jerry M. Socol                            Date